Announces Definitive Agreement to Acquire
CFS Bancorp, Inc.
May 13, 2013
“An Excellent Addition to Our Franchise”
Filed by First Merchants Corporation pursuant to Rule 425 under the Securities Act of 1933
Subject Company:  CFS Bancorp, Inc.   Commission Securities Exchange Act File No: 000-24611
Exhibit 99.2
First Merchants
Corporation

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

“An Excellent Addition to Our Franchise”
Forward-Looking Statement
This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation
Reform Act of 1995.   Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”,
“pattern”, “estimate”, “project”, “intend”, “anticipate”,  “expect” and similar expressions or future or conditional verbs such as “will”, “would”,
“should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to the benefits of the proposed merger (the “Merger”) between First Merchants Corporation (the “First Merchants”) and CFS
Bancorp, Inc. (“Citizens”), including future financial and operating results, cost savings, enhanced revenues, and accretion/dilution to reported earnings that may be realized from the Merger, as well as other statements of expectations regarding the Merger, and other statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits, whether with respect to the Merger or otherwise.
These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: the risk that the businesses of the First Merchants and
Citizens will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the Merger;
the ability to obtain required governmental and stockholder approvals, and the ability to complete the Merger on the expected timeframe;
possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants and Citizens to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate banks; continued
availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission.
First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or news release.  In addition, First Merchants’ and Citizens’ past results of operations do not necessarily indicate either of their anticipated future results, whether the Merger is effectuated or not.

THE STRENGTH OF BIG. THE SERVICE OF SMALL.

“An Excellent Addition to Our Franchise”
Additional Information
The proposed Merger will be submitted to First Merchants’ and Citizens’ stockholders for their consideration.  In connection with the proposed
Merger, First Merchants will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement for First
Merchants and Citizens and a Prospectus of First Merchants, as well as other relevant documents concerning the proposed transaction.
STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE CORRESPONDING PROXY STATEMENT
AND PROSPECTUS REGARDING THE MERGER WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT
DOCUMENTS FILED WITH THE SEC, TOGETHER WITH ALL AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS
THEY ALL CONTAIN IMPORTANT INFORMATION. Once filed, you may obtain a free copy of the Proxy Statement and Prospectus, when they become available, as well as other filings containing information about First Merchants and Citizens, at the SEC’s Web
Site (http://www.sec.gov).  You may also obtain these documents, free of charge, by accessing First Merchants’ Web site
(http://www.firstmerchants.com) under the tab “Investors,” then under the heading “Financial Information,” and finally under the link
“SEC Filings,” or by accessing Citizens’ Web Site (http://www.mybankcitizens.com) under the “Investor Relations” tab, then under the
“Financial Documents” tab, and finally under the link “SEC Filings.”
First Merchants and Citizens and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of First Merchants and Citizens in connection with the proposed Merger.  INFORMATION ABOUT THE
DIRECTORS AND EXECUTIVE OFFICERS OF FIRST MERCHANTS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR
FIRST MERCHANTS’ 2013 ANNUAL MEETING OF SHAREHOLDERS FILED WITH THE SEC ON MARCH 29, 2013 AND FIRST
MERCHANTS’ ANNUAL REPORT ON FORM 10-K FILED ON MARCH 15, 2013.  INFORMATION ABOUT THE DIRECTORS AND
EXECUTIVE OFFICERS OF CITIZENS IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT FOR CITIZENS’ 2013 ANNUAL
MEETING OF SHAREHOLDERS FILED WITH THE SEC ON APRIL 2, 2013.
Additional information regarding the interests of those
participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement and
Prospectus regarding the proposed Merger when they become available.  Free copies of these documents may be obtained as described in the preceding paragraph.

Willowbrook
Darien
Munster
Valparaiso
Crown Point
Illinois
Lafayette
Muncie
Indianapolis
Ohio
Columbus
Indiana

First Merchants Corporation

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
“An Excellent Addition to Our Franchise”
Pro Forma Highlights
Ticker: FRME
Headquarters: Muncie, IN
Founded: 1893
Branches: 96
Assets: $5.4 Billion
Loans: $3.6 Billion
Deposits: $4.3 Billion
Strategic Market Expansion

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
Deal Value: $114.7 Million*
Consideration 100% Stock; Fixed 0.65 Exchange Ratio, Tax-Free
Implied Price Per Share $10.49*
Required Approvals: Regulatory and Shareholder
Key Assumptions:
Cost Savings Estimated to be 30% or $11.5 Million
Pre-Closing Charges of Approximately $10 Million
Estimated One-Time Transaction Costs of $3.5 Million
Credit and OREO Mark of Approximately $58 Million
Capital Impact:
Accretive to EPS Beginning in 2014
Tangible Book Value Earn Back Within Three Years
Minimal Impact to Capital Ratios
Termination Fee: $4.5 Million
Anticipated Closing: 4   Quarter 2013
“An Excellent Addition to Our Franchise”
* (based on FRME closing price on May 10, 2013)
Transaction Overview
th

Willowbrook
Darien
Munster
Valparaiso
Crown Point
Illinois
65
57
74
74
74
57
Lafayette

First Merchants Corporation

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
Headquartered in Munster, Indiana
Founded in 1934
Operates 20 Banking Centers
12 in Northwest Indiana
8 in Northeast Illinois, South of Chicago
Market Capitalization: $101 Million
Balance Sheet as of March 31, 2013
$1,146 Million in Assets
$    653 Million in Net Loans
$    974 Million in Deposits
TCE/TA:   9.84%
Income Statement for Quarter End March 31, 2013
Net Income of $1.5 Million
Net Interest Margin of 3.23%
Capital Structure – No TARP, No TRUPS
“An Excellent Addition to Our Franchise”
CFS Bancorp, Inc. Overview

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
New Management in 2007
48 New Senior Managers Hired
4 out of 5 Executive Officers Hired
Four Key Objectives
Reduce Non-Performing Assets
“An Excellent Addition to Our Franchise”
Non-Performing Loans and OREO
12/31/12 12/31/10
12/31/11
3/31/13
54,492
45,587
26,933
25,048
22,324
19,091
23,347
23,698
Non-Performing Loans OREO
CFS Turnaround
Improve Efficiency Ratio through Revenue
Enhancement and Cost Reduction
Diversified Growth – Target Small to Medium-
Sized Businesses
Deepen Financial Relationships
Diligently Working Through Problem Credits
Charged Off $59 Million Since 2007, or 7.5%
of Loan Portfolio
Reduced Non-Performing Assets
NPAs Reduced by 37%, or $28.1M Since 2010

Contiguous Market Expansion
Financially
Attractive
Accretive to EPS Beginning in 2014
Tangible Book Value Payback Within 3 Years
Significant Operating Efficiencies – Approximately 30% Cost Saves
Attractive
Risk Profile
Comprehensive Due Diligence Process Completed
Cultural Fit, Retention of Key Management Members
Experienced Acquirer, Core Competency in Integration Processes
Market Opportunity
Leverage First Merchants Model into CFS Markets
Significant Commercial Opportunities (over 258,000 Businesses)
Attractive and Growing Suburban Markets

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
“An Excellent Addition to Our Franchise”
Adds 20 Full-Service Banking Centers, $974 Million in Deposits,
$664 Million in Loans
#1 Market Share Position in Munster, Indiana
Transaction Rationale
Strategic
Opportunity

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
“An Excellent Addition to Our Franchise”
2012
Rank Company
2012
# of
Branches
2012 Total
Deposits in
Market
2012 Total
Market Share
(%)
1 JP Morgan Chase & Co. (NY) 189 $13.640 13.43
2 PNC Financial Services  Group (PA) 160 9.673 9.52
3 Fifth Third Bancorp (OH) 140 7.261 7.15
4 Old National Bancorp (IN) 147 6.768 6.66
5 Pro Forma 86 3.790 3.73
5 Bank of Montreal 78 3.464 3.41
6 1   Source Corp. (IN) 70 3.435 3.38
7 First Merchants Corp (IN) 74 3.101 3.05
8 Wells Fargo & Co (CA) 36 3.028 2.98
9 KeyCorp (OH) 71 2.803 2.76
10 Huntington Bancshares, Inc. (OH) 52 2.682 2.64
26 CFS Bancorp, Inc. (IN) 12 .689 0.68
Financial data at June 30, 2012, per SNL Financial
st
Indiana Market Share

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
Transactions FRME/CITZ Recent Transactions
Price/Tangible Book Value 1.02x 1.11x
Market Premium (%) 13.8% 42.0%
Core Deposit Premium (%) 0.3% 2.2%
“An Excellent Addition to Our Franchise”
Transaction Pricing

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
“An Excellent Addition to Our Franchise”
CREDIT REVIEW SUMMARY
(Including 100% Review of NPA’s)
Portfolio Type % of Total $
Reviewed
Construction & Land 80.3%
Commercial Real Estate – Non-Owner Occupied 85.2%
Multi-Family 65.2%
Commercial Real Estate – Owner Occupied 68.7%
Commercial 83.5%
Total Commercial Loans 77.9%
ESTIMATED CREDIT MARK
Aggregate Credit Mark of $58 Million, or 8.1% of Total Loans and
OREO
CREDIT MARK SUMMARY
Gross Loan Credit Mark $52 Million
OREO Mark $  6 Million
Gross Credit Mark $58 Million
Comprehensive Due Diligence

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
“An Excellent Addition to Our Franchise”
Partner Bank Closing Dates Partner Total Assets
(in Millions)
Shelby County Bank 2/10/2012 $ 148
Lincoln Bancorp 12/31/2008 890
CNBC 3/01/2003 317
Lafayette Bancorporation 4/01/2002 746
Francor  Financial, Inc. 7/01/2001 158
Decatur Bank & Trust Co. 5/31/2000 130
Anderson Community Bank 4/21/1999 67
Jay Financial Corporation 4/06/1999 103
Union National Bancorp 8/01/1996 156
Randolph County Bancorp 10/02/1996 72
First United Bancorp, Inc. 8/05/1991 47
Merger & Acquisition Growth History

THE STRENGTH OF BIG. THE SERVICE OF SMALL.
Growing Markets and Opportunities . . . Revenue Synergies
Logical Extension of Our Existing Franchise, No Overlap
Diversification of Customers
Geography
Business Mix
Culturally Similar Companies with Similarly Valuable Core Deposit Bases
Win-Win Price, Accretive to FRME, Premium to CITZ
Creates Operational Leverage
Credit Risk Well Understood and Manageable: Loans and OREO Appropriately Marked
“An Excellent Addition to Our Franchise”
®
*FIRST MERCHANTS and the Shield Logo are registered trademarks of First Merchants Corporation
Summary Thoughts